Long-Term Investment	12 Months Ended
Dec. 31, 2020
Long Term Investment [Abstract]
Long-Term Investment
15.	Long-term investment

On July 23, 2020, the Group has entered into an investment agreement with Anze Premium Health and Beauty Pte. Ltd. (“Anze”), a company involved in the research and development of Chinese herbal medicine-based health and wellness products.  The Group has committed to paying Anze up to US$30 million, comprising of up to US$15 million for an equity interest in Anze and up to US$15 million for zero coupon notes issued by Anze.  As of December 31, 2020, the Company has invested $5,904,000 in Anze.  It represents a 11.7% equity ownership in Anze, for which the Group currently does not have any significant influence over the operations of Anze and is not subjected to equity method accounting. Subsequent to December 31, 2020, the Company invested an additional US$ 1,450,000 in long-term investment in Anze for an additional 2.9% ownership for a total of 14.6%.